                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 5, 2004
                                                          ---------------

                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
          DELAWARE                  0-32357                     75-2890997
          --------                  -------                     ----------
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)          FILE NUMBER)               IDENTIFICATION NO.)
--------------------------------------------------------------------------------


               5225 S. Loop 289, Lubbock, Texas                 79424
               ------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            ---------------

                        ---------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On January 5, 2004, Alamosa Holdings, Inc. issued a press release announcing that its wholly owned subsidiary, Alamosa (Delaware), Inc., intends to issue, subject to market and other customary conditions, debt securities in a potential debt financing exempt from the registration requirements of the Securities Act of 1933, as amended. The press release is attached as Exhibit
99.1 and is incorporated herein by reference. No assurance can be given that the offering will be completed.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)      Exhibits

         99.1       Press Release dated January 5, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         Alamosa Holdings is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this Current Report.
Exhibit 99.2 contains excerpts from the confidential offering memorandum relating to the potential debt financing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 5, 2004

                                            ALAMOSA HOLDINGS, INC.


                                            By /s/ Kendall W. Cowan
                                              --------------------------------
                                              Name: Kendall W. Cowan
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

99.1            Press Release dated January 5, 2004

99.2            Excerpts from Confidential Offering Memorandum